Exhibit 99.2

INVEST O R PR E SEN T A TION APRIL 2021 A R C H A E A ENERGY Renewable Energy. Redefined.

1 Disclaimer This investor presentation (the “Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Rice Acquisition Corp . (the “SPAC”), Archaea Energy LLC (“Archaea”) or Aria Energy LLC (“Aria” and together with Archaea and their respective parent companies, subsidiaries and associated companies, the “Companies”), which offer may only be made at the time a qualified offeree receives definitive offering documents and other materials (collectively, the “Offering Materials”) . Without limiting the generality of the foregoing, this Investor Presentation does not constitute an invitation or inducement of any sort to any person in any jurisdiction in which such an invitation or inducement is not permitted or where the SPAC and the Companies are not qualified to make such invitation or inducement . In the event of any conflict between this Investor Presentation and information contained in the Offering Materials, the information in the Offering Materials will control and supersede the information contained in this Investor Presentation . No person has been authorized to make any statement concerning the SPAC and the Companies other than as will be set forth in the Offering Materials, and any representation or information not contained therein may not be relied upon . An investment in the Companies should be made only after careful review of the information contained in the Offering Materials . General This Investor Presentation is strictly confidential and may not be copied, reproduced, redistributed or passed on, in whole or in part, or disclosed, directly or indirectly, to any other person or published or for any purpose without the express written approval of the SPAC and the Companies . By accepting this Investor Presentation, the recipient agrees that it will, and will cause its representatives and advisors to, use this Investor Presentation, as well as any information derived by the recipient from this Investor Presentation, only for initial due diligence regarding the SPAC and the Companies in connection with (1) the SPAC’s proposed business combination (the “Business Combination”) with one or more of the Companies and (2) the SPAC’s proposed private offering of public equity (the “PIPE Offering”) to a limited number of investors that qualify as QIBs and Institutional Accredited Investors (each as defined below) and for no other purpose and will not, and will cause their representatives and advisors not to, divulge this Investor Presentation to any other party . This Investor Presentation may not be reproduced or used for any other purpose . The information contained herein does not purport to include all the information that may be important to you in connection with your consideration as to whether to invest in the PIPE Offering . This Investor Presentation is based upon financial information reasonably available to the Companies and shared with the SPAC for inclusion herein as of the date hereof . The data contained herein is derived from information provided by the Companies and various third - party sources and is included herein for illustrative purposes only . The delivery of this Investor Presentation shall not, under any circumstances, create any implication that the Investor Presentation is correct in all respects, including as of any time subsequent to the date hereof, and the SPAC and the Companies do not undertake any obligation to update such information at any time after such date . Certain information in this Investor Presentation may be based upon information from third - party sources which we consider reliable, but none of the SPAC nor the Companies represent that such information is accurate, complete or sufficient for any purpose and it should not be relied upon as such . Any historical price(s) or value(s) are as of the date indicated unless stated otherwise . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back - testing or any other information contained herein . All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the date hereof . Any data on past performance, modeling or back - testing contained herein is not an indication as to future performance and should not be relied upon as an indication of future performance . Neither the SPAC nor any of the Companies assumes any obligation to update the information, back - testing, models or assumptions underlying the foregoing in this Investor Presentation . Neither the SPAC nor any of the Companies nor any of their respective affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the Investor Presentation and nothing contained herein should be relied upon as a promise or representation as to past or future performance of the SPAC, the Companies or any other entity referenced herein . In particular, no representation or warranty is made with respect to the reasonableness of any estimates, forecasts, illustrations, prospects or returns, which should be regarded as illustrative only, or that any profits or projections will be realized . The metrics regarding select aspects of the SPAC’s and the Companies’ operations were selected by the SPAC and the Companies on a subjective basis . Such metrics are provided solely for illustrative purposes to demonstrate elements of the SPAC’s and the Companies’ businesses, are incomplete, and are not necessarily indicative of the SPAC’s and Companies’ performance or future performance or overall operations . There can be no assurance that historical trends will continue . An investment in the PIPE Offering entails a high degree of risk and no assurance can be given that investors will receive a return on their capital and investors could lose part or all of their investment . This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation . Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, , except to a limited number of qualified institutional buyers (“QIBs”), as defined in Rule 144 A under the Securities Act of 1933 , as amended (the “Securities Act”), or institutional “accredited investors” (“Institutional Accredited Investors”) within the meaning of Regulation D under the Securities Act . As of the date hereof, none of the information contained herein has been filed with the U . S . Securities and Exchange Commission, any securities administrator under any securities laws of any U . S . or non - U . S . jurisdiction or any other U . S . or non - U . S . governmental or self - regulatory authority . No such governmental or self - regulatory authority will pass on the merits of the PIPE Offering or other offering of interests in the Companies or the adequacy of the information contained herein . Any representation to the contrary is unlawful . EACH RECIPIENT ACKNOWLEDGES AND AGREES THAT IT IS RECEIVING THIS INVESTOR PRESENTATION ONLY FOR THE PURPOSES STATED ABOVE AND SUBJECT TO ALL APPLICABLE CONFIDENTIALITY OBLIGATIONS AS WELL AS THE UNITED STATES SECURITIES LAWS PROHIBITING ANY PERSON WHO HAS RECEIVED MATERIAL, NON - PUBLIC INFORMATION FROM PURCHASING OR SELLING SECURITIES OF THE SPAC OR FROM COMMUNICATING SUCH INFORMATION TO ANY OTHER PERSON UNDER CIRCUMSTANCES IN WHICH IT IS REASONABLY FORESEEABLE THAT SUCH PERSON IS LIKELY TO PURCHASE OR SELL SUCH SECURITIES . Presentation of Financial and Other Information Unless otherwise indicated herein, this Investor Presentation presents financial and other information of the Companies on a pro forma combined basis and not a historical pro forma or standalone basis . No independent registered public accounting firm has audited, reviewed, compiled, or performed any procedures with respect to the combined pro forma financial information of the Companies for the purpose of inclusion in this Investor Presentation, and accordingly, neither the SPAC nor any of the Companies expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Investor Presentation . The pro forma combined data included herein has not been prepared in accordance with GAAP and does not reflect or predict actual results of a combined audit in accordance with GAAP, which actual results could materially differ from the data presented herein . Such information is included for illustrative purposes only . Unless otherwise specified herein, the amounts, percentages, leverage ratios, descriptions, estimates, assumptions and projections contained herein assume no redemptions and exclude the dilutive impact of 11 . 9 million public warrants and 6 . 8 million SPAC sponsor warrants . Illustrative amounts may fluctuate as a result of redemptions, including an increase in the amount of debt . As a result, the amounts, percentages, leverage ratios, descriptions, estimates, assumptions and projections contained herein are subject to adjustments that could cause actual results to differ from the amounts, percentages, leverage ratios, descriptions, estimates, assumptions and projections discussed or implied herein . Certain aspects of the calculation of the pro forma combined financial information presented herein may be subject to change, but neither the Companies nor the SPAC deems such changes material to (i) an investor’s understanding of the pro forma combined financial information of the Companies, (ii) an investor’s understanding of the potential merits of the proposed Business Combination or (iii) an investor’s decision to participate in the proposed PIPE Offering . Neither the SPAC nor any of the Companies undertakes or assumes any obligation to update any of the financial information presented herein . In the event of any inconsistency between the Companies’ pro forma financial information presented herein and the Companies’ financial information presented in the proxy statement which will be filed in connection with the Business Combination (the “Merger Proxy”), the Merger Proxy shall govern . All information provided in this Investor Presentation is qualified in all respects by the information set forth in the Merger Proxy and the other documents attached thereto or incorporated by reference therein . You are strongly encouraged to carefully review and consider all of the information provided or incorporated by reference in the Merger Proxy when available . Use of Projections This Investor Presentation contains pro forma financial information, financial forecasts and other projections (collectively “Projections”) prepared by the Companies with respect to one or more Companies including on a combined basis . None of the Companies’ or the SPAC’s independent registered public accounting firms have audited, reviewed, compiled, or performed any procedures with respect to the Projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither the SPAC nor any of the Companies expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Investor Presentation . These Projections should not be relied upon as being necessarily indicative of future results with respect to any Company on a standalone basis or with respect to the combined Companies . The Projections presented herein are provided solely for illustrative purposes, reflect the current beliefs of the applicable Companies as of the date hereof, and are based on a variety of assumptions and estimates about, among others, future operating results, market conditions, any related transaction costs, all of which may differ from the assumptions on which the Projections herein are based . None of the Companies assumes any obligation to update the Projections or information, data, models, facts or assumptions underlying the foregoing in this Investor Presentation .

2 Disclaimer (cont’d) Any financial projections in this Investor Presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the SPAC’s and the Companies’ control . While all projections are necessarily speculative, the SPAC and the Companies believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation . The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections . There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the Projections herein . Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations, and exceptions that could materially and adversely affect the SPAC and the Companies’ performance . Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of the SPAC and the applicable Company and its affiliates . The performance projections and estimates are subject to the ongoing COVID - 19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID - 19 pandemic on the future performance of the SPAC and the applicable Company . Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve ; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by the SPAC and the Companies . The full impact of the COVID - 19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein . Cautionary Language Regarding Forward Looking Statements This Investor Presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “may,” “might,” “will,” “would,” “could,” “should,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Statements other than historical facts, including, but not limited to, those concerning (i) the Business Combination, (ii) the PIPE Offering, (iii) market conditions, (iv) the revenues, earnings, performance, strategies, prospects and other aspects of the businesses of the SPAC and the Companies or (v) trends, consumer or customer preferences or other similar concepts with respect to the SPAC, the Companies or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of the SPAC and the applicable Companies or, when applicable, of one or more third - party sources . Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon . The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward - looking statements include, but are not limited to, (1) our ability to develop and operate new renewable energy projects, (2) reduction or elimination of government economic incentives to the renewable energy market, (3) delays in acquisition, financing, construction and development of new projects, (4) the length of development cycles for new projects, including the design and construction processes for our projects, (5) identifying suitable locations for new projects, (6) dependence on landfill operators, (7) existing regulation and changes to regulations and policies that effect our operations, (8) decline in public acceptance and support of renewable energy development and projects, (9) sustained demand for renewable energy and (10) impacts of climate change, changing weather patterns and conditions, and natural disasters . You are cautioned not to place undue reliance upon any forward - looking statements, which, unless otherwise indicated herein, speak only as of the date of this Investor Presentation . Neither the SPAC nor any of the Companies commits to update or revise the forward - looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law . Forward - looking statements and discussions of the business environment and management strategy of the SPAC and Companies included herein (e . g . , with respect to financial markets, business opportunities, demand, investment pipeline and other conditions) may materially differ as a result of the severe and ongoing COVID - 19 pandemic . The full impact of the COVID - 19 pandemic is particularly uncertain and difficult to predict, therefore such forward - looking statements do not reflect its ultimate potential effects, which may substantially and adversely impact the performance of the SPAC and the Companies . Note on Performance/Statistics and Use of Non - GAAP Financial Measures Past performance is not indicative of future results . Unless otherwise specified herein, performance figures included herein are presented on a forward - looking, pro forma basis and do not reflect any events subsequent to the date hereof, including the continued impact of the COVID - 19 pandemic and further deterioration of global economic conditions . The full impact of the COVID - 19 pandemic is particularly uncertain and difficult to predict, but may have an adverse effect on the future performance of the SPAC and the Companies . This Investor Presentation includes certain non - GAAP financial measures, such as EBITDA, EBITDA margin and free cash flow, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non - GAAP financial measures used by other companies . Each of the SPAC and the Companies believes that the use of these non - GAAP financial measures provides an additional tool for investors and potential investors to use in evaluating ongoing operating results and trends of each Company . These non - GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . Forward - looking non - GAAP financial measures are presented on a non - GAAP basis without reconciliations of such forward - looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . The SPAC and the Companies are unable to provide reconciliations to the most directly comparable GAAP measures without unreasonable effort due to the uncertainty if the necessary information of such calculation . Use of Trademarks and Other Intellectual Property All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and the use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and trade names . Third - party logos included herein may represent past customers, present customers or may be provided simply for illustrative purposes only . Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses . There is no guarantee that either the SPAC or any of the Companies will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future . The Potential Impact of the COVID - 19 Pandemic The ongoing and severe COVID - 19 pandemic has caused a worldwide public health emergency and a global economic contraction . In an effort to contain the COVID - 19 pandemic, national, regional and local governments, as well as private businesses and other organizations, have taken severely restrictive measures, including instituting local and regional quarantines, restricting travel (including closing certain international borders), prohibiting public activity (including “stay - at - home” and similar orders), and ordering the closure of large numbers of offices, businesses, schools, and other public venues . As a result, the COVID - 19 pandemic has caused a significant decline in global economic production and activity of all kinds and has contributed to both volatility and a severe decline in all financial markets . Among other things, these unprecedented developments have resulted in material reductions in demand across most categories of consumers and businesses, dislocation (or in some cases a complete halt) in the credit and capital markets, labor force and operational disruptions, slowing or complete idling of certain supply chains and manufacturing activity, steep increases in unemployment levels in the United States and several other countries, and strain and uncertainty for businesses and households, with a particularly acute impact on industries dependent on travel and public accessibility, such as transportation, hospitality, tourism, retail, sports and entertainment . The ultimate impact of the COVID - 19 pandemic — and the resulting precipitous decline in economic and commercial activity across nearly all of the world’s largest economies — on global economic conditions, and on the operations, financial condition and performance of any particular industry or business, is impossible to predict, although ongoing and potential additional materially adverse effects, including a further global or regional economic downturn (including a recession) of indeterminate duration and severity, are possible . The extent of the COVID - 19 pandemic’s impact will depend on many factors, including the ultimate duration and scope of the global public health emergency and the restrictive countermeasures being undertaken, as well as the effectiveness of vaccination programs and other governmental, legislative and financial and monetary policy interventions designed to mitigate the crisis and address its negative externalities, all of which are evolving rapidly and may have unpredictable results . Even if and as the spread of the COVID - 19 virus itself is substantially contained and economies are able to “re - open,” it will be difficult to assess what the longer - term impacts of an extended period of unprecedented economic dislocation and disruption will be on future macro - and micro - economic developments, the health of certain industries and businesses, and commercial and consumer behavior . The ongoing COVID - 19 crisis and any other future public health emergency could have a significant adverse impact and result in significant losses to the SPAC and the Companies . The extent of the impact of the COVID - 19 crisis on the SPAC’s and the Companies’ operational and financial performance will depend on many factors, all of which are highly uncertain and cannot be predicted, and this impact may include significant reductions in revenue and growth, unexpected operational losses and liabilities, impairments to credit quality and reductions in the availability of capital . These same factors may limit the ability of the SPAC and the Companies to source, diligence and execute new transactions, and governmental mitigation actions may constrain or alter existing financial, legal and regulatory frameworks in ways that are adverse to the SPAC’s and Companies’ financial and operational objectives . They may also impair the ability of the SPAC, the Companies or their respective counterparties to perform their respective obligations under debt instruments and other commercial agreements (including their ability to pay obligations as they become due), potentially leading to defaults with uncertain consequences . In addition, the operations of the SPAC and the Companies may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, restrictions on travel and movement, remote - working requirements and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel . These measures may also hinder the SPAC’s and the Companies’ ability to conduct their affairs and activities as they normally would, including by impairing usual communication channels and methods, hampering the performance of administrative functions such as processing payments and invoices, and diminishing their ability to make accurate and timely projections of financial performance .

Transaction Summary and Today's Presenters

RICE Acquistion Corporation



Danny Rice
CEO, Director



Kyle Derham
President, CFO, Director

ARCHAEA ENERGY



Nick Stork
CEO



Rich Walton
President



Brian McCarthy
CFO and CCO

Summary of Proposed Transaction

RICE Acquistion Corporation | ARCHAEA ENERGY | aria energy

- **The proposed transaction would involve the simultaneous acquisition of Aria Energy and Archaea Energy by Rice Acquisition Corporation (NYSE: RICE), a publicly listed SPAC with $238 million of cash held in trust to form the industry-leading renewable natural gas ("RNG") platform[1]**
- Archaea Energy LLC is currently majority owned and controlled by Rice Investment Group, an affiliate of RAC's sponsor
- Archaea Energy is seeking a fully committed PIPE of $300 million ($38 million committed from Rice, Saltonstall, and management, which is in addition to $20 million invested by Rice at SPAC IPO)
- The transaction will target a closing in Q3 2021
- Comps Snapshot (TEV / EBITDA):

2022E (RNG Comps)[2]		2024E (Disruptors Comps)[2]	
Archaea	Median	Archaea	Median
8.2x	31.0x	3.5x	80.7x

$1.15bn
Pro Forma Enterprise Value

$300mm
PIPE Offering

$327mm
2024 Pro Forma EBITDA[3]

1. The combined entity will be named "Archaea Energy." For the purposes of this presentation, "Archaea" is used to refer to the combined company post-closing (except in content relating to sources and uses and value allocations between the targets).
2. See "Benchmarking and Valuation" section of presentation for definition of comp sets.
3. All financials projections are presented on a pro forma basis for the business combination of Archaea and Aria. The pro forma projections present the Mavrix joint-venture on a consolidated basis net to Archaea's interest, but has historically been accounted for on an equity-method basis.

1

Indicative Transaction Overview

Sources & Uses

Sources	($ millions)
RAC SPAC Cash in Trust[1]	$238
New Corporate Debt[2]	$220
Assai Project Financing[3]	$133
PIPE	$300
Archaea Equity Rollover	$332
Aria Equity Rollover	$230
TOTAL SOURCES	**$1,453**

Uses	($ millions)
Total Aria Consideration	$680
Total Archaea Consideration	$347
Cash to Balance Sheet[4]	$364
Transaction / Financing Fees[5]	$62
TOTAL USES	**$1,453**

1. Assumes no RAC stockholders exercise redemption rights to receive cash from the trust account.
2. Corporate Term Loan facility expected to price at L + 325bps.
3. $72.5mm of Assai project financing closed January 2021 and an incremental $60.8mm financing is expected to close on April 5, 2021.
4. Assai project financing cash is effectively restricted cash to be utilized pursuant to the terms of the Assai financings, a portion of which has already been spent on project-related construction costs.
5. Illustratively assumes financing fees on Assai project financing, new debt, and PIPE par issuance amounts.

Illustrative Pro Forma Valuation

	($ millions)
Share Price	$10.00
(x) Pro Forma FDSO (mm)[8]	116
Pro Forma Equity Value	**$1,159**
Plus: Pro Forma Debt	$353
Less: Pro Forma Cash	($364)
Pro Forma Enterprise Value	**$1,148**

Illustrative Pro Forma Ownership[6]

Archaea Equity Rollover	29%
PIPE (Incl. Rice & Saltonstall)	26%
SPAC Shareholders	20%
Aria Equity Rollover	20%
SPAC Founder Shares[7]	5%

Rice Family, Saltonstall, and Management to own ~40% of Pro Forma Company[9]

6. Post-transaction ownerships calculated using a nominal share price of $10.00, on a pre-diluted basis, which excludes the impact of warrants, potential management equity compensation, etc.
7. Includes shares held by RAC sponsor, independent directors, and Atlantic Trust.
8. Warrant dilution calculated using the treasury stock method and is comprised of 18,883,500 warrants (inclusive of public issuance warrants, private placement warrants, and CIBC FPA public warrants) with a strike price of $11.50 per share.
9. Archaea Energy LLC is currently majority owned and controlled by Rice Investment Group, an affiliate of RAC's sponsor.

2

What We Like About the Company

Proven, Durable Business Model

- **Combination creates the industry-leading RNG developer that is day 1 profitable ($40mm EBITDA in 2020E)**[1]
- Proven operators leveraging proven technology deploying a proven commercial strategy
- Landfills provide the lowest cost, most predictable and longest-term feedstock of any renewable fuel

Predictable, Economic Growth

- Expect to generate ~$395mm of EBITDA in 2025E[2] (10x increase from 2020E[1]) under conservative commodity price assumptions, almost entirely from existing asset base
- Expect **60-70%+ of Archaea's RNG volumes will be contracted under fixed-price offtake arrangements** with investment grade customers to limit earnings volatility
- Archaea currently has **more indicated demand in the form of long-term contracts than its 2025E RNG volume projection**

Best in Class Management Team

- **Entrepreneurial management team** pushing the boundaries to create shareholder value
- Complemented by the most experienced technical team in the industry having developed 50+ RNG projects
- Expanding TAM by significantly reducing development costs and deploying novel technologies including CO_2 sequestration and **LFG to Green Hydrogen** projects at a targeted cost of $1.65/kg

Solving Global Climate Problems

- Capturing landfill gas ("LFG") and converting to RNG creates a more sustainable, circular economy
- **Size of the Prize**: Capturing emissions from LFG is environmentally equivalent to electrifying ~75% of U.S. passenger vehicles[3]
- RNG is the lowest carbon intensity ("CI") transportation fuel source[4]

Rice Acquisition Corp's strategic combination with Aria Energy and Archaea Energy creates the industry-leading developer of renewable natural gas (RNG)

1. Please see Appendix A (slide 42) for additional information.
2. Assumes $1.50/gal RIN pricing and $140/MT LCFS.
3. Emissions estimates per EPA. Calculation per RAC management.
4. Source: California Air Resource Board.

3

Archaea Energy At A Glance

One of the Largest and Fastest Growing RNG Producers in the World


WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
IN
OH
KY
TN
AL
GA
FL
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
WV
VA
NC
SC
AK
HI

NYSE Ticker **LFG**

EBITDA ($mm)


$40
$327
2020(1)
2024E

9 Operating RNG Projects

13 Operating Electric Projects

16 Near-Term RNG Projects in Development

25+ High probability prospects capable of generating over $250mm of annual EBITDA not included in projections

Source: RAC management.

1. Please see Appendix A (slide 42) for additional information.

4

RNG Overview Favorable Macro for Long - Term Success RNG Overview Co m pany Highlights Premiere RNG Producer with Deep Inventory of High - Return Growth Financial Summary Cash Flow + Growth + Value Ben c hm a rking & V aluation

The Basics of RNG

Where Does RNG Come From?

- When organic material decomposes in anaerobic conditions a gas is produced often referred to as biogas
- Landfill biogas is composed of approximately:
  - 50% CH_4 (Methane)
  - 35% CO_2
  - 15% O_2, N_2 and VOCs
- **Landfills produce predictable gas flows, with increasing production through landfill closure and relatively constant productions rates and composition for 30-years post closure**
- Agricultural manure also produces biogas with much higher methane content but with significantly lower gas volumes

Archaea obtains exclusive rights to biogas through long-dated 25+ year agreements

Biogas Can Generate Electricity Or Be Upgraded to RNG

- Using proven technology, biogas is processed onsite to remove impurities and can then be used to generate green electricity
- Biogas can be further processed to primarily remove CO_2 and remaining contaminants to increase the methane content and reach pipeline specifications for natural gas
- Resulting product is referred to as **Renewable Natural Gas (RNG)**

Archaea sells RNG to multiple types of buyers for various uses

RNG Has Multiple Uses

CNG | Vehicle Fuel | H_2

- RNG can be used for many purposes including consumer use, CNG for transportation, electricity, or combined with other proven technology to produce green hydrogen
- Because RNG was created from an organic source, in addition to the underlying commodity value, RNG produces Environmental Attributes which can be monetized
- RNG is becoming part of the US and worldwide green supply chain with an increasing number of entities looking to enter long-term contracts to buy RNG

6

Why is RNG an Attractive Source of Energy?

1 Sustainability

Lowest emission baseload fuel with growing TAM

- **Capturing emissions from LFG is environmentally equivalent to electrifying ~75% of U.S. passenger vehicles**[(1)]
- Reliable, baseload energy complements wind and solar development
- Landfills provide the lowest cost, most predictable and longest-term feedstock of any renewable fuel

2 Certainty

Perpetual feedstock sources, expected to grow alongside population / consumption

- RNG feedstock is the anerobic decomposition of organic matter
- Landfills, waste-water treatment plants, dairy and food digesters represent critical infrastructure and are **perpetual feedstock sources of RNG**
- Feedstock providers aligned with RNG producers via royalty structure

3 Deliverability

Proven assets with immediate access to all customers via existing natural gas infrastructure

- RNG production for transportation fuel has increased 10x since 2013[(2)]
- RNG **leverages existing natural gas infrastructure** (pipelines, industrial facilities, etc.) allowing RNG to be a **drop-in solution for consumers**

4 Demand

Growing demand from blue-chip customers seeking low-carbon alternatives

- Durable regulatory backdrop (Renewable Fuel Standard) has historically provided the economic incentive for RNG development
- RNG global mandates driving international adoption
- In addition, **blue-chip customers are purchasing RNG on a long-term, fixed-price basis**, removing subsidy risk from RNG developers

5 Optionality

Offers optionality to evolve with the energy transition

- **Today**: Landfills are used to generate green electricity and RNG where there is significant demand from long-term buyers
- **Potential Future**: LFG can be used to create **green hydrogen** through steam-methane reform (SMR) process where the technology is proven, and costs are expected to be below the aspirational targets of other zero-carbon hydrogen producers

1. Source: Emissions estimates per EPA. Calculation per RAC management.
2. Source: The Coalition for Renewable Natural Gas.

7

Sustainability

1 Why RNG Has Massive Sustainability Impacts

Emissions into Energy

Potential sources of organics used to produce **RNG** include:

Food Waste	Wastewater	Agriculture Waste	Landfill Gas
66.5 million tons / year	**17,000** facilities	**8,000** large farms & dairies	**1,750** landfills


Approximately
1/3 of the
world's food
goes to waste

Trillion pounds of food is squandered globally each year


The U.S.
wastes
30-40%
of its food

U.S. retailers & consumers discard 133 billion pounds of food annually

...While Replacing Carbon Intensive Fuels

Using **100% RNG** in vehicles can reduce GHG emissions by more than **80%**

Using **20% RNG-blend** Provides a GHG reduction of between **26-30%**

RNG from some sources are carbon negative, meaning that they sequester GHG during the fuel lifecycle

Natural Gas Provides

- **90%** *Lower NOx emissions with new "near-zero" engine*
- **99%** *SOx reduction*

Compared to diesel

Source: The Coalition for Renewable Natural Gas.

8

- 1 50 - 1 00 - 5 0 0 50 100 150 CARBOB Diesel CA Grid Landfil l CNG (RNG) Gasoline Diesel Hydrogen RenewableRenewable Archaea RNG Target Digester CNG (RNG) RNG is the Lowes t - Emission T ranspo r tation Fuel What is a Carbon Int ensi t y (CI ) scor e? • CI Score measures the life cycle GHG emissions of CO 2 e per unit of fuel (CO 2 e grams per megajoule) • The lower the score, the better Score Observations • RNG carbon intensity is >50% lower than diesel • Electric Vehicles charged on California’s electric grid, produce a CI score of 84 which is far higher than other renewable fuel sources What is the benefit of l owering the CI of fuel? • Cleaner fuel sources will be the greatest benefactors of the continued global decarbonization initiatives and have the highest value to end users • California’s Low Carbon Fuel Standard (LCFS) program is a clear example of this, where the number of monetizable LCFS credits per unit of fuel increases with a lower CI score • Other regulatory bodies are adopting similar programs, which provide greater incentives to cleaner fuels How are we lower i ng our CI s core? • Carbon Capture (primarily via sequestration) 2 – Ge n era t es ~$50/ton of v alue f or CO sequeste r ed (45Q program) • Utilizing onsite solar power in lieu of electricity • Archaea is developing LFG and Digester to RNG projects that could yield the lowest CI scores ever awarded by CA • Lower CI = More LCFS credits = Higher Realized RNG Price 1 Source: IEA and EPA. Chart using data per the California Air Resource Board (CARB) as of March 2021. Archaea RNG Target per RAC management estimate. Carbon Intensity Ranges of Transportation Fuels (gCO 2 e/MJ) Arch a e a e xpe c ts to a c hi e ve CI scores near 0 through on - site solar power and CO 2 sequestration KEY CI Sc o re Range Wtd. A vg. Midpoint 9 Fossil CNG Sustainability

Landfill Growth Provides 40Y+ of Feedstock Security for LFG Development The growth in U.S. landfill waste for the next 20 - 30 years, followed by a very predictable methanogenesis profile for the subsequent 20 - 30 years, gives us 4 0 - 60 years of unpre c ed e nted fee d stock vis i bil i ty for RNG 2 U.S. landfill waste continues to grow and is expected to surpass 13 billion tons by 2050 (60% increase from 2020), causing robust growth in LFG (our feedstock), which is expected to exceed 2.7 Bcf/d by 2050 (44% increase from 2020) U.S. A n n u al W aste F or e c a st (MM Tons) D a ily U . S. L a n d fill G a s G e n e rat i on (MMcf/d) 8,176 8,176 8,176 8,176 8,176 8,176 8,176 147 900 1,671 2,472 3,304 4,167 5,063 2020 2035 2050 2025 2030 Cumulative Additions 2040 2045 Landfill - Base 1,867 1,534 1,261 1,037 852 700 576 64 391 727 1,075 1,437 1,813 2,202 2020 2035 2050 2025 2030 Cumulative Additions 2040 2045 Landfill - Base ~60% increase in landfill waste in place Source: World Bank Group, 2018 Report Titled “What a Waste: A Global Snapshot of Solid Waste Management to 2050” and RAC management estimates. 10 ~44% increase in landfill gas production Certainty

Deliverability

3 RNG Utilizes Existing Gas Infrastructure to Reach Customers Nationwide

Map of LFG Projects & Pipeline Infrastructure


Electricity
Direct Use
RNG – Pipeline Injection
RNG – Local Use
Interstate Pipeline
Intrastate Pipeline
Puerto Rico

Benefits of Existing Infrastructure

- Lower transportation cost + lower emissions
- Enables Archaea to physically deliver to strategic customers from coast-to-coast and to markets that place the greatest value on the environmental benefits of our low-emission fuel
- Deliverability to every single metroplex in the continental U.S. without needing to build any new interstate pipelines

Pipeline owners are very supportive helping us deliver our low-emission RNG to their customers

University of California ("UC") launched its Carbon Neutrality Initiative in 2013 with a commitment to cutting greenhouse gas emissions from its buildings and vehicle fleet to net zero by 2025. ***UC is partnering with Archaea to develop a biomethane project in San Bernardino County*** *that will capture and clean methane from an existing landfill. An on-site treatment plant will turn it into RNG for use on UC campuses. The facility expects to generate 900,000 MMBtus of RNG annually.*
UC will receive half of the production for 15 years — enough biomethane to replace UC Santa Barbara's entire current natural gas use.

Source: EIA.

11

Demand

4 Strong Regulatory Environment and Corporate Support Driving RNG Growth

Select Corporate Announcements

"Amazon is excited about introducing new sustainable solutions for freight transportation and is working on testing a number of new vehicle types including electric, CNG and others."

-Company Statement (2/5/2021)

amazon

"The use of RNG is a very important part of UPS's strategy to increase alternative fuel consumption to be 40% of total ground fuel purchases by 2025. We are using both LNG and CNG as bridging fuels to increase our use of RNG. This will have a measurable impact as RNG yields up to a 90% reduction in lifecycle greenhouse gas emissions when compared to conventional diesel. Using RNG is what will ultimately help UPS meet its 2025 sustainability goals."

-Mike Whitlatch, Vice President of Global Energy & Procurement (2/6/2020)

"We are working to increase the amount of RNG that we have on our system to help customers reduce their carbon emissions."

-Kevin Akers, President and CEO (2/3/2021)

"With more than 700 public stations across the U.S., the Hypertruck ERX leverages a robust natural gas refueling infrastructure. The truck is the only electric Class 8 vehicle that can achieve a net-negative greenhouse gas emissions footprint using RNG."

-Company Statement (6/25/2020)

HYLIION

"NW Natural is partnering with BioCarbN, a developer and operator of sustainable infrastructure projects, to convert methane from some of Tyson Foods facilities into RNG to heat homes and businesses."

"These first deals with Tyson are a good start, but we will need to invest in more projects to meet our goals."

-David Anderson, CEO (1/19/2021)

"Farms all over the U.S. are looking to convert manure into RNG. In the next 36 months we will have food waste co-digestion systems in each of the top 25 metro areas of the U.S."

-John Hanselman, Chairman and CEO (1/5/2021)

Growth in RNG Mandates

Organization	Geography	Target or Mandate
SoCalGas		20% RNG by 2030
VGS		20% RNG by 2030
NW Natural		15% RNG by 2030, 30% by 2050
FortisBC		15% RNG by 2030
énergir		5% RNG by 2025
snam		€4.8bn support scheme for RNG
engie		10% RNG by 2030, 800mm investment
10 State-owned Enterprises		10 Bcm by 2025

Corporate Support for RNG Across Industries

Clean City RNG Initiatives

Source: Publicly available news and press releases.

12

Curr e ntly Buying Fixed Price RNG (Regulatory Mandates or Volunteer Programs) RNG Demand Is Expected to Exceed Supply For the Foreseeable Future • Arc h a e a a lr e a d y h a s mo r e i n di c a t ed d e ma n d in the form of long - term fixed price contracts than its 2 0 2 5 E RNG volu me p r o je c t io n d u e t o custo me r s with regulatory or voluntary RNG targets over the next several years 0 10 20 30 40 50 60 70 80 90 100 202 1E 2030E 2021E 2030E Known & Potential Future Customer Demand S o ur c e : RAC m a n a g e ment e stim a tes. 4 Demand Archaea RNG Production Estimated Fixed Price RNG Demand From IG Counterparties & Projected Archaea Supply 13 (Millions of MMBtu/year)

Optionality

5 LFG Creates Seven Potential Revenue Sources


Sequestration
$$
Anaerobic Dairy Digesters
99% Methane
Direct-Use (Waste Heat Recovery)
$
Direct-Use
$
CO2
(Carbon Dioxide)
Landfill Gas
~50% CH4
~40% CO2
CH4
(Methane)
On-Site Electricity
$$
Enhanced Oil Recovery
$
Flare/Vent
$0
Flare/Vent
$0
RNG
$$$
Green Hydrogen
$$$$
Core Archaea Business
of $ indicative of revenue potential

— Product Rationale —

On-Site Electricity

- Low-cost, baseload cash flows
- RNG conversion opportunities
- Attractive REC pricing

Green Hydrogen

- Low-cost and low CI hydrogen for transportation and power generation

RNG

- Long-term, fixed-price contracts
- Investment-grade customers
- Favorable D3 RIN pricing + LCFS

Archaea is uniquely equipped to convert these emissions into valuable revenue streams

Source: RAC management estimates.

14

RNG Overview Favorable Macro for Long - Term Success Company H i g h li g h t s Co m pany Highlights Premiere RNG Producer with Deep Inventory of High - Return Growth Financial Summary Cash Flow + Growth + Value Ben c hm a rking & V aluation

The Industry-Leading RNG Platform

1 Team

- Led by an **entrepreneurial management team** and complemented by proven technical operators
- **Developing novel technologies to expand TAM** by lowering development costs, implementing CO_2 sequestration and developing green hydrogen

2 Assets / Growth

- Industry-leading RNG platform today ($40mm of 2020E EBITDA)[1]
- Deep backlog of highly economic and organic development projects **underpin economic growth to $395mm of 2025E EBITDA**

3 Commercial

- Expect to have **60-70% of revenues locked-in through long-term fixed price offtake** deals with investment grade counterparties
- Currently have more indicated demand in the form of long-term contracts than current supply

4 Capital Allocation

- **High bar to capital deployment**
- Attractive returns secured with fixed price contracts alone
- Environmental attributes are free upside to attractive base case
- **Predictable inputs** from known 30+ year landfill gas flows
- **Predictable outputs** in investment grade RNG contracts

Source: RAC management.
1. Please see Appendix A (slide 42) for additional information.

16

Team

1 Best-In-Class Management Team Aligned to Create Shareholder Value

ARCHAEA ENERGY



- **Entrepreneurial management team disrupting the RNG space**
- **Best LFG gas processing minds in the industry** led by Charlie Anderson (inventor of multiple critical industry patents) and other technical experts from Air Liquide, Honeywell, Guild, Flir
- Path to lower RNG production costs by 40% by 2022
- Pioneered a differentiated commercial strategy to de-risk future development and financing
- Archaea Management expected to own >15% of pro forma shares outstanding and will invest further aria energy



- **Highly accomplished, seasoned industry veterans**
- **~100 highly trained RNG plant operators across the U.S.**
- Strong safety and environmental record and processes
- Expertise and relationships to economically develop negative CI score digester projects
- Expect the vast majority of the Aria Team to be retained at Archaea

RICE Acquistion Corporation



- **Track record of building energy businesses from scratch into $10bn+ successful public enterprises**
- Best-in-class operators leveraging data, technology, and sound decision-making to create compelling shareholder returns; proven deal makers, with track record of executing and integrating large-scale energy acquisitions
- Rice Energy (NYSE: RICE) outperformed its peers by 95% during its time as a public company; Rice Midstream (NYSE: RMP) outperformed its peers by 40% during its time as a public company
- Rice Family invested $20mm in IPO and is investing another $20mm in the PIPE

17

Assets & Growth

2 Project Backlog Generates Unmatched Risk-Adjusted Economic Returns


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
AK
HI

13 RNG Upgrade / Conversion Projects

16 Organic RNG Development

25+ High Probability RNG Development

RNG Upgrade / Conversion Projects

- **$250**mm CapEx
- **$110**mm EBITDA[(1)]
- **2.3**x Build Multiple

Organic RNG Development

- **$305**mm CapEx
- **$163**mm EBITDA[(1)]
- **1.9**x Build Multiple

High Probability RNG Development

- **$600**mm CapEx
- **$250**mm EBITDA[(1)]
- **2.4**x Build Multiple

Source: RAC management.

1. Represents first full-year run rate EBITDA; assumes $1.50 RIN pricing, $140/MT LCFS pricing and long-term fixed price contracts ranging from $10 to $18/mmbtu. High probability RNG development assumes $15/mmbtu fixed price.

18

RNG Development Spotlight: Project Assai Will Be the World’s Largest LFG to R NG Plant • Archaea is currently constructing a high - BTU RNG facility (“Project Assai”) in Dunmore, PA at the Keystone Sanitary Landfill capable of producing ~4.0 - 5.5 million MMBtus/year of RNG • Secured evergreen LFG supply (Keystone and nearby Alliance Landfill) • CI Score (ICF): 38.5 • Y e a r - 1 Run Rate EBIT D A: ~$43 mil l i o n (1) ( a t $ 1 .50 D3 RIN price) • ~ 8 0 % of e xpe c t e d Assai RNG product i on v o l umes a re c o ntr a c t ed thr o ugh l o n g - t e rm fi x ed pri c e a g r e em e nts with IG counterparties totaling 2,750k to 3,527k MMBtu annually (16.6 - year weighted average term) • In January 2021, Archaea closed on an initial debt offering of $72.5 million for Project Assai at an interest rate of 3.75% • Expect to close on $60.8 million of parity debt at an interest rate of 4.47% on April 5 th for total debt proceeds of $133 million (2) • Pro j e c t a c hie v ed IG r a ting • Financing generated strong interest from high - quality, buy - and - hold investor base Project Overview & Asset Details Lon g - T erm Fixed Price Offtake Agreements I G - Rated P roje c t W ith Attractive Financing In Place Buyer Term ( Y ear s) Rating (Agenc y) 10Y Aa2 (Moody’s) 20Y A (S&P) 20Y A3 (Moody’s) S o ur c e : RAC m a n a g e men t . 1. Represents first 12 months of EBITDA following Project ramp - up. 2. Difference in interest rates between Assai I and Assai II project financings is reflective of different average life of financings (6.4 years vs. 16.0 years; structured in relationship to offtake contracts) and market changes in UST benchmark rate. 19 “Partnering with Archaea to bring these RNG volumes into our distribution system provides us with the opportunity to continue growing in an environmentally responsible way, and enhances and expands our commitment to offer energy solutions that are innovative, efficient and beneficial to the environment.” - Hans Bell Pre s i d e nt of UGI U tili ti e s (F eb ru a r y 2021) 2 Assets & Growth

Commercial Strategy: Meeting the Significant Growth of the Voluntary RNG Market with Long - T erm Fixed Price Cont r acts 20 V ol a tile D - 3 RIN Pri c ing vs. Re p rese n tative Arc h a e a Co n tra c t (2) Curr e nt Part n ers L a t e - Sta g e Disc u s s ion & F u ture Part n ers • Archaea’s commercial strategy differs significantly from other RNG developers who are significantly exposed to RIN price volatility • Archaea has developed a substantial backlog of long - term RNG demand that it is actively converting into long - term fixed price contracts – Archaea’s current and future customers have demand that exceeds Archaea’s 2025E RNG volume forecast • Expect to contract 60 - 70% RNG volumes through 10 - 20 - year fixed price contacts that will limit RIN price volatility and deliver sust a inable r e turns to sha r eh o lde r s $3. 5 0 $3. 0 0 $2. 5 0 $2. 0 0 $1. 5 0 $1. 0 0 $0. 5 0 $0. 0 0 M a r - 15 M a r - 16 M a r - 17 M a r - 18 M a r - 19 M a r - 20 M a r - 21 Cur r e n t Price as of 3/8 / 21: $2.88 3 Commercial 1. Source: RAC management 2. Source: EPA. Budget Ass um p ti on: $1.50 RIN

$20.43 $13.35 $12.35 $4.09 $3.00 $1.00 $1.50 $2.97 $0.70 $6.16 $9.10 Fix e d Price Gre e n Bro w n Ga s RIN LC F S CO2 Gas Total Reven u e Roy a lty Op erating Expenses Net Operating Income CAPEX (30 - Year Amortization) FCF Margin Archaea’s Commercial Strategy Generates Attractive Risk Adjusted Returns 3/4 Commercial & Cap Allocation S o ur c e : RAC m a n a g e ment c a l c ul a t i o ns. • At budgeted prices (below spot), blended realized price of $20.43/MMBtu • Spot pr i ce s = ~$ 5 0/M M Btu may sup p o r t h ig h e r l o n g - t e rm f i xed price contracts into the future Contracted RNG volumes 65% under long - term fixed price contracts Variable RNG volume 35% exposure to “Environmental Attributes” (RINs, LCFS) Summary of RNG C o m m er c i a l Strategy Projects expected to generate a > 1 0 x R O I over a 30 - year p e ri o d or a > 5 x D isco u n t e d ROI (PV10) Ill u strative Proj e ct Ec o n o mi c s ($/mmbtu) $14.00 $2.00 $2.00 $33.77 $17.59 $12.14 $8.50 $1.50 $1.50 $49.42 $1.50 $15.50 CO2 LC F S RINs Brown Gas LT Fixed 35% Budgeted Environmental Attributes 65% Fixed Price RNG Reve n ue Sensitiviti e s ($/mmbtu) (20% of Revenue) Blended Realized Price Under 65% Contracting Scenario (Total Reve n u e ) Spot Price ( U n c o n t ra c t ed) Budget Fixed Price RNG (Uncontracted) (Fully Contracted) U nbudg e t e d Potential Upside 21 $ $ 2 2 9 9 . . 5 5 9 9 $140 / t o n $1.50 / g a l $200 / t o n $2.88 / g a l

Archaea is Pursuing Multiple Avenues to Expand & Capitalize on Growing TAM

1 **Reducing RNG Development Costs by 40%**

2 **Lower CI Scores to Maximize Revenue**

3 **Green Hydrogen**

ARCHAEA ENERGY

1 Reducing RNG Development Costs by 40%

- Archaea's version 1 (v1) RNG Plant (2022), will **lower development costs 40% (not modeled)**
- Reductions are driven by decades of know-how, RNG plant experience, proprietary packaging and system designs
- v1 design allows for 'Small, Medium, Large" standardization, leading to better performance, manufacturing approach deployment
- **50% reduction** to standard construction timeline (18 vs. 36 months)

Archaea v1 Plant



Off Spec Flare
Blower Skid
Pre-treatment: VOC/H2S/Silox Removal
Feed Compression
Central BOP Pipe Rack
Blower
Ops Center
CO2 Removal System
CO2 Compression
CO2 Sequestration Well
Nitrogen and Oxygen Removal System
Thermal Oxidizer
Interconnection Skid
Pipeline
Key:
Proprietary Approach

Development cost reductions expand addressable market by 3,000+ projects

Source: RAC management.

22

2 RNG - to - H Projects Levelized Cost of Green H 2 Comparison (2) 2 (Total, Dispensed; $/kg H ) Uplift from Carbon Intensity Reduction (1) ($/mmbtu) Archaea is Pursuing Multiple Avenues to Expand & Capitalize on Growing TAM (cont’d) Green Hydrogen • Opportunity to achieve $40 per mmbtu+ effective pricing (long - term fixed pricing available with LCFS upside), which we do not model • Archaea’s strategy turns low - flow / closed landfill sites into highly economic green H 2 production centers • CO 2 sequestration and onsite solar significantly reduce carbon intensity and increase the value of the LCFS credit • For a typical project, CO 2 sequestration will reduce the project CI score by 20 - 30 points • Onsite r e newable e ner g y w ould c r e a te ne ga t i v e pro j e c t sc o re • We do not model the LCFS uplift from these initiatives, and use flat pricing assumption of $140 per MT (vs. $200 per MT today) • We are long - term bullish on the LCFS model rolling out across new states; WA, NY, CO, NM are pushing for near - term adoption • 45 Q + LCFS Uplift expands opportunity set of attractive projects ; small flow sites with Tier II distinction (vented methane) become highly compelling with LCA CO 2 e calculation Lower CI Scores to Maximi z e Revenue 2 3 Renewable electricity and waste heat - to - steam for low CI LFG Archaea RNG via Pipeline SMR w/ C O 2 CCS H 2 • RNG - to - Hydrogen approach offers green H 2 at leading levelized costs, carbon intensities and production efficiency $2.00 $1.65 Electrolysis LCOH Today Electrolysis LCOH Target Archaea RNG - to - H2 $14 $12 $10 $8 $6 $4 $2 $0 Base Case LCFS 1. Source: RAC management calculations. 2. Source: DOE, 202O figures. Base with CO2 Sequestration Base with CO2 Seq. & Onsite Solar +$7.10 per mmbtu of unmodeled revenue b en e fit Notes: Assumes Archaea Base Case $140 per mt; management estimates of CI scores using CARB model; LCFS value only, assumes no 45Q benefit or other credits 23 $4.00 to $6.00

Near - Term and Actionable Growth Opportunities in a Highly Fragmented Market 451 Landfills 1,325 MMcf/d 1,400 landfills have no LFG collection Significant opportunities for Archaea to apply its operational excellence, commercial scale, and technology to unlock valuable revenue and create meaningful shareholder value 1,867 MMscfd 738 40% 587 31% 305 16% 237 13% Signi f icant potent i al for Archaea to conve r t ex i st i ng LFG to elec t r i c fac i li ties and em i t t ing landf i l l s to RNG Only 13% of U.S. LFG is converted into RNG today RNG Not Ca p tu r e d E l e c t r i c i t y / Direct Use Flared / Vented 24 Note: Pie chart % based on production. 1. Source: EIA and RAC management estimates. 2. Source: RAC management and USDA Census of Agriculture 2017 (Cattle & Hog Production). Untapped RNG Potential (1) Sample of RNG Development Opportunities (2) KEY Cattle Production (Sales in USD) Ar c h a ea Ca n dida t e LFG Pr o jec t s $1bn - $1.4bn Hog Production (Sales in USD) $750mm - $1bn $400mm - $700mm $500mm - $750mm $200mm - $400mm $250mm - $500mm $100mm - $200mm $100mm - $250mm

RNG Overview Favorable Macro for Long - Term Success Fi n a n c i al Summary Co m pany Highlights Premiere RNG Producer with Deep Inventory of High - Return Growth Financial Summary Cash Flow + Growth + Value Ben c hm a rking & V aluation

Prof i table Da y - One Business W ith Signif i cant Growth Pote n tial Rapid l y Scal i ng Near - Term Pos i tive Free Cash Flow Driving Profitabi l ity • Extensive portfolio of de - risked, organic growth projects • Rapidly scaling business with relatively low capital investment • Rapid project delivery and payback • Rapid growth in demand for carbon negative fuels • Robust identified project pipeline • Expect to underwrite growth by contracting 60 - 70% of our RNG volumes under long - term fixed price arrangements with IG counterparties • ~30% EBITDA margins today • Expect margins to improve through development of RNG project backlog • Forecast assumes $ 1 . 50 /gal RIN (current RIN pricing is > $ 2 . 50 ), which provides significant upside 26 ($94) ($85) $18 $174 $329 2021E 2022E 2023E 2024E 2025E Free Cash Flow ($mm) (1) Revenue ($mm) $140 $239 $327 $395 EBITDA ($mm) & EBITDA Margin (%) 43% 32% 51% 53% 53% $65 2021E 2022E 2023E 2024E 2025E $204 $326 $468 $619 $739 2021E 2022E 2023E 2024E 2025E S o ur c e : RAC m a n a g e men t . N o t e : (1) Base forecast assumes flat $1.50 RIN price. Free cash flow = EBITDA – Capex.

Revenue E volution Over T ime • Revenue growth driven by development of Archaea project backlog under conservative commodity price assumptions • Archaea ideally positioned to scale operations to meet rapidly growing TAM via pull - through demand from energy producers / end - users seeking to secure long - term access to RNG • Opportunity for improved fixed pricing forecast is supported by conservative $1.50 RIN price vs. Argus Curve ~$2.50 RIN price – $15 0mm + revenue upsi de by 2025E from R IN prices currently obse r ved i n the market % of RNG Volumes Contrac t ed 26% 64% 67% 68% 71% Reven u e Mix RNG Elec t r ic Other $220 $378 $538 $658 $204 $60 $42 $102 $326 $66 $39 $468 $66 $24 $619 $68 $13 $739 $70 $11 2021E 2022E 2023E 2024E 2025E Source: RAC management. Note: Base forecast assumes flat $1.50 RIN price. 27

Margin Expa n sion Over T ime • Strong, resilient EBITDA margins today – Margins expected to improve through (i) conversion of Aria’s LFG to Electric projects to RNG and (ii) development of Archaea’s project backlog • Visible EBITDA growth from highly developed pipeline of organic growth projects and upgrade / conversion of electric facilities into RNG facilities • Archaea is currently negotiating gas rights agreements for projects with potential to generate $250mm of incremental annual EBITDA (none of which are modeled) • I n c r em e n t al $ 1 0 0 mm+ of E B I T DA by 2 0 2 5 E f r om RIN p r ic es c u r r e n tly ob served in the mar k e t EBITDA Margin 32% 43% 51% 53% 53% EBITDA Composition RNG Electric RNG Development Up g r ad e / Conv e rsion Other (1) $4 $13 $4 $15 $4 $15 $3 $15 $3 $3 $11 $49 $96 $149 $204 $54 $102 $135 $149 $65 $12 $36 $140 $20 $239 $22 $327 $23 $395 $24 2021E 2022E 2023E 2024E 2025E Source: RAC management. 28 N o t e : (1) Base forecast assumes flat $1.50 RIN price. Corporate G&A allocated pro - rata amongst the EBITDA categories. Other EBITDA includes contributions from PEI, GCES, O&M, and EMRNG.

Highly Developed RNG Project Pipeline Will Create Strong, Resilient CF Profile

- Capital expenditures expected to average ~$200mm per year from 2021-2023 through the development of Archaea's existing project backlog
- Expect capital expenditures to be funded through cash flow from operations and cash on balance sheet ($364mm pro forma for transaction)
  - Expect to also have access to a $120mm revolving credit facility at close of the transaction as an additional liquidity source
- Forecast assumes limited development of "High Probability" RNG Development opportunities which results in a declining capex profile and increase in free cash flow generation
- We expect to continue deploying capital into RNG development in 2024 if opportunities continue to meet our return threshold



Capex Profile
RNG Development
Upgrade / Conversion
Capitalized R&D
Operating
2021E: $159; $5; $11; <$1; $144
2022E: $225; $5; $4; $107; $109
2023E: $221; $5; $8; $77; $131
2024E: $152; $5; $17; $35; $96
2025E: $66; $5; $18; $44
Free Cash Flow(1)
2021E: ($94)
2022E: ($85)
2023E: $18
2024E: $174
2025E: $329
Net Debt / RR EBITDA(2)
2.2x
1.3x
0.9x
0.2x
NM

Source: RAC management.
Note: Base forecast assumes flat $1.50 RIN price.
(1) Free cash flow = EBITDA – Capex.
(2) Run-Rate EBITDA = Annualized Monthly EBITDA at year-end.

29

RNG Overview Favorable Macro for Long - Term Success B e n c h m a r k i n g & Valuation Co m pany Highlights Premiere RNG Producer with Deep Inventory of High - Return Growth Financial Summary Cash Flow + Growth + Value Ben c hm a rking & V aluation

Consi d ering a Fra m ework for Archaea ’ s V alua t ion Renewable Nat u ral G as 13% 2020 - ’22E Revenue CAGR 18% 2022E EBITDA Margin 31.0x TEV / 2022E EBITDA • Most comparable business • Varied product mix and scale • Various levels of RIN or LCFS exposure Alt e rnati ve Fuels • Operational experience in alternative fuels 6% 26% 13.6x • V ari o us le v els of RIN or LC F S e x posure 2020 - ’22E 2022 E TEV / 2022E • Investor focus on execution risk & feedstock risk Revenue CAGR EBITDA Margin EBITDA Recent E S G T ransacti o ns • Varying stages of commercialization 54% (6%) 27.5x • Signific a nt ESG tailwinds 2022 - ’24E 2024 E TEV / 2024E Revenue CAGR EBITDA Margin EBITDA Disruptors • High emphasis on technology to agitate existing industries 45% 11% 80.7x • Fo c us e d o n de c a rboni za tion 2022 - ’24E 2024 E TEV / 2024E • Rapid growth into massive TAM Revenue CAGR EBITDA Margin EBITDA 38% 2022 - ’24E Revenue CAGR 53% 2024E EBITDA Margin 8.2x TEV / 2022E EBITDA 4.8x TEV / 2023E EBITDA 3.5x TEV / 2024E EBITDA 68% 2020 - ’22E Revenue CAGR AR C HA EA ENERGY 31 Source: RAC management, Company filings, FactSet. Market data as of 3/12/2021. Note: Base forecast assumes flat $1.50 RIN price. Metrics shown reflect medians of publicly traded companies.

Comparison to Recent ESG-Oriented SPACs

	ARCHAEA ENERGY	danimer scientific	ORIGIN
Business Focus	Renewable Natural Gas	Renewable Plastics	Renewable Plastics
2020A[1] / 2025E EBITDA ($mm)	$40mm / $395mm	~$2mm / $169mm	NM / $139mm
Proven Technology + Producing at Scale	✓		
Long-Term Fixed-Price Commercial Contracts	✓	✓	✓
Permanent & Low-Cost Feedstock	✓		
Revenue Optimization *(Hydrogen, Electric, CCUS)*	✓		
Sizeable, Growing Demand + TAM	✓	✓	✓
Robust Organic Development Pipeline	✓	✓	✓
Actionable M&A Opportunities	✓		
Reduces World CO_2 Emissions > 1%	✓		
Low Project EBITDA Concentration	✓		

Compared to recent De-SPAC companies,
Archaea offers a very compelling risk-adjusted growth story

Source: RAC management and Company filings.
1. Please see Appendix A (slide 42) for additional information.

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EBITDA Margin 32% 43% 51% 53% 53% 12% 13% 14% 14% NA 19% 18% 24% 27% NA 33% 38% 51% 54% 57% Revenue Growth 60% 44% 32% 19% 10% 5% 12% NA 13% 7% 15% NA 19% 29% 19% 16% Comparison to Public Renewable Natural Gas Companies A R CH A E A ENERGY 33 A R CH A E A ENERGY $204 $326 $468 $619 $739 $1,125 $1,234 $1,300 $1,458 $328 $370 $396 $454 $256 $239 $327 $395 $140 $163 $184 $200 $65 $61 $140 $67 $95 $120 $95 $120 $145 $122 $145 $186 $220 $40 $55 2021E 2022E 2023E 2024E 2025E 2021E 2022E 2023E 2024E 2025E Revenue ($mm) EBITDA ($mm) Source: RAC management, Company filings, FactSet. Market data as of 3/12/2021. Note: Base forecast assumes flat $1.50 RIN price. “NA” denotes not available.

4 7 .4 x 2 0 .4 x 70 .9 x 6 4 .2 x 3.4x 2.8x 19.4x 16.6x 43.4x 42.7x 3 1 .0 x 17.2x 13.9x 10.1x 27.5x 23.5x 8. 2 x NM 5 3 .1 x 4 8 .4 x 5 5 .7 x 5 4% 1 3% 1 8% 3 8% 1 7% 3 5% 3 2% (4 3%) 2 0% 1 1% 1 0 % NA 3 4% 9% 1 3% 1 9% 8% 4% 5 4 % NM 5 3% 2 4% 4 5 % NA Operational Benchmarking and Relative Valuation R e v e nue CAGR ’20 - ’22E Median: 13% ’22 - ’24E Median: 45% ’22E Median: 18% ’24E Median: 11% 34 TEV / E BITDA ’21E Median: 42.7x ’22E Median: 31.0x ’24E Median: 80.7x ’25E Media n : 5 4 .4 x 1 9 5.9 x 1 1 5.4x 9 0 .5 x Renewable Natural Gas ’20 - 22E Median: 6% ’22E Median: 26% ’21E Median: 17.2x ’22E Median: 13.6x Alt ernat ive Fuels Disruptors ’22 - ’24E Median: 54% ’24E Median: (6%) ’24E Median: 27.5x ’25E Median: 15.9x Rece n t ESG T ransac t ions EBITDA M a rgin A R CH A E A ENERGY 6 8% 3 8% ’20 - ’22E’22 - ’24E 4 3% 5 1% 5 3% 2022E 2023E 2024E 8.2x 4.8x 3.5x ’22E ’23E ’24E Source: RAC management, Company filings, FactSet. Market data as of 3/12/2021. Note: Base forecast assumes flat $1.50 RIN price. “NM” denotes not meaningful.

Imp l ied V al u ati o n Upside Archaea Energy’s Significant Upside Potential Implied Future Discounted Value (2) (Discounted 2 Periods @ 20%) Post - Money Enterpr ise V alue ~83% Discount to Midpoint 28.0 x – 32.0x TE V / 2024E EBIT D A (1) Hydroge n Upside • Apply a range of 28.0x – 32.0x to Archaea’s 2024E EBITDA • Multiple range reflects a discount to public comparables, underscoring upsides to transaction value • The resulting future enterprise value is discounted back 2 years to arrive at an implied enterprise value • The transaction value implies a ~83% discount to the midpoint of the implied future discounted value Implied Enterprise Value ($bn) $1.15 $1.46 $1.79 $2.13 $2.47 Implied Equity Value ($bn) 1.16 1.47 1.80 2.14 2.48 Implied Stock Price ($) (3) $10.00 $12.50 $15.00 $17.50 $20.00 Implied TEV / Metric ($mm) Implied Valuation Multiples (x) ’22E Revenue $326 3.5x 4.5x 5.5x 6.5x 7.6x ’23E Revenue 468 2.5 3.1 3.8 4.6 5.3 ’24E Revenue 619 1.9 2.4 2.9 3.4 4.0 ’22E EBITDA $140 8.2x 10.4x 12.8x 15.2x 17.6x ’23E EBITDA 239 4.8 6.1 7.5 8.9 10.3 ’24E EBITDA 327 3.5 4.5 5.5 6.5 7.6 Source: RAC management, Company filings, FactSet. Market data as of 3/12/2021. N o t e : (1) Financial statistics represent $1.50 RIN pricing. Applied range of EBITDA multiples based on median of comp universe. Archaea future enterprise value is calculated by applying the range of EBITDA multiples to Archaea’s 2024E EBITDA. Implied discounted enterprise value range is calculated using the future enterprise value range discounted back 35 two years at a 20% discount rate. (2) (3) Assumes warrant dilution calculated using the treasury stock method and is comprised of 18 , 883 , 500 warrants (inclusive of public issuance warrants, private placement warrants, and CIBC FPA public warrants) with a strike price of $ 11 . 50 per share . $6.3 b n $7.3 b n $1.1 b n $9.1 b n $10.4bn

Why Archaea Energy?

Strong Alignment	Management + Rice Family + Saltonstall will own ~40% of company
Compelling Valuation	2022E EBITDA: 8.2x vs. 31x for RNG peers; disruptors at ~80x in 2024E
Motivated Leaders	Proven landfill experts bringing new ideas to a fragmented industry
Premiere Feedstock	LFG supply is plentiful, predictable, long-term, and secure
Proven Technology	Archaea's team has designed the majority of U.S. RNG facilities
Lowest Risk Growth	$40mm EBITDA in 2020[1] → $327mm in 2024 from low risk, organic projects
Robust Strategy	60-70% RNG for long-term fixed-price RNG contracts with blue-chip customers
Exciting New Tech	Pioneering profitable CO_2 sequestration + low-cost green hydrogen
Accretive Growth	Scale + commercial and technical acumen to source and acquire bolt-on assets
Truly Sustainable	Emissions → energy: the more we win, the more the environment wins

1. Please see Appendix A (slide 42) for additional information.

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App e n d i x

Independent Directors Bring a Wealth of Experience and Industry Knowledge KATE JACKSON • Independent director with operational, executive and board level experience for electricity generation, energy system operations and technology management • Former Chief Technology Officer (CTO) at RTI International Metals; former CTO at Westinghouse Electric Company; former Head of River Operations for Tennessee Valley Authority • Currently serves as director of Energy & Technology Consulting for Keysource, Inc. • Serves on the Boards of EQT, Portland General Electric, Cameco Corp., and Duquesne Light Holdings JOE MALCHOW • Founding Partner at HNVR Technology Investment Management, a Silicon Valley venture capital firm specializing in enterprise software, data, and artificial intelligence • Background in computer science, and founded two software companies • Serves on the Board of Enphase Energy, Inc., a global energy technology company pioneering solar, battery, and microgrid technologies • Significant experience providing capital to early - stage, transformative companies that pioneer novel markets JIM TORGERSON • Former CEO and Director of Avangrid (NYSE: AGR), a public utility with $32 billion of assets • Previously served as president, CEO, and a director of UIL, as well as president and CEO of Midwest Independent Transmission System Operator, Inc. • Former chairman and a director of the Connecticut Business and Industry Association • Previously served on the Boards of the American Gas Association and Edison Electric Institute 38

• 12/31/2020 valuation date • Aria Purchase Price: $680mm – $450mm cash – $230mm rollover equity to Aria shareholders • Archaea Purchase Price: $347mm – 100% rollover equity after $15mm net debt repayment • Illustrative transaction and financing fees: ~$62mm • Pro forma balance sheet cash of ~$364mm to fund capex and portfolio development and maintain conservative debt profile • $300mm PIPE with ~$51mm committed from Rice Family & Friends and Saltonstall • Rice Family, Saltonstall, and Management to own ~40% of Pro Forma Company Indicative Detailed Transaction Overview Sources ($mm) Pro F o rma O w n e rshi p (6) RAC SPAC Cash in Trust (1) $238 Shareholder Sh a r e s (mm) % O wne r ship New Corporate Debt (2) 220 Archaea Equity Rollover 33 29% Assai Project Financing (3) 133 PIPE Investors 30 26 PIPE 300 SPAC Shareholders 24 20 Archaea Equity Rollover 332 Aria Equity Rollover 23 20 Aria Equity Rollover 230 SPAC Founder Shares (7) 6 5 T o t al So u r c es $1,453 T o t al O w n e rship 116 100% Uses ($mm) Pro F o rma V alu a ti o n ($mm) Total Aria Consideration $680 Share Price ($) $10.00 Total Archaea Consideration 347 (x) Pro Forma FDSO (mm) (8) 116 Cash to Balance Sheet (4) 364 Pro F o rma Equity V alue $1,159 T r a nsac t ion / F i n a n c ing F e e s (5) 62 (+) Pro Forma Debt 353 T o t al Us e s $1,453 ( – ) Pro Forma Cash (364) Pro F o rma Ent e rp r i s e V alue $1,148 Metric (9) Multiple TEV / 2022E EBITDA $140 8.2x TEV / 2023E EBITDA 239 4.8 TEV / 2024E EBITDA 327 3.5 S o ur c es & Uses Pro F or m a Ow n ersh i p T ra n sa c ti o n Overvi e w 39 S o ur c e : RAC m a n a g e men t . (1) Assumes no RAC stockholders exercise redemption rights to receive cash from the trust account. (2) Corporate Term Loan facility expected to price at L + 325bps. (3) $72.5mm of Assai project financing closed January 2021 and an incremental $60.8mm financing is expected to close on April 5, 2021. (4) Assai project financing cash is effectively restricted cash to be utilized pursuant to the terms of the Assai financings, a portion of which has already been spent on project - related construction costs. (5) Illustratively assumes financing fees on Assai project financing, new debt, and PIPE par issuance amounts. (6) Post - transaction ownerships calculated using a nominal share price of $ 10 . 00 , on a pre - diluted basis, which excludes the impact of warrants, potential management equity compensation, etc . (7) Includes shares held by RAC sponsor, independent directors, and Atlantic Trust . (8) Warrant dilution calculated using the treasury stock method and is comprised of 18 , 883 , 500 warrants (inclusive of public issuance warrants, private placement warrants, and CIBC FPA public warrants) with a strike price of $ 11 . 50 per share . (9) EBITDA statistics represent $ 1 . 50 RIN pricing .

40 Pro Forma Financ i al Proj e ctio n s ($ in mm, except where noted) 2021E 2022E 2023E 2024E 2025E RNG Production (MMBtu) 5,405,123 12,269,232 20,989,282 28,513,326 34,981,825 Electric Generation (MWh) 323,782 247,893 157,434 102,975 92,500 Revenue RNG $102 $220 $378 $538 $658 Electric 42 39 24 13 11 Other (1) 60 66 66 68 70 T o t al Reve n ue $204 $326 $468 $619 $739 T o t al Reve n ue Growth (%) 60% 44% 32% 19% Expenses Operating Expenses $114 $160 $202 $264 $315 G&A 20 21 22 23 24 Public Company Incremental G&A 5 5 5 5 5 T o t al Expe n ses $139 $186 $229 $292 $345 EBITDA $65 $140 $239 $327 $395 EBITDA Margin (%) 32% 43% 51% 53% 53% Ca p ital Expe n ditu r e Development $144 $109 $131 $96 $44 Upg r a d e / Conv e rsion 11 107 77 35 -- Operating 0 4 8 17 18 Capitalized R&D 5 5 5 5 5 T o t al Ca p ital Expe n ditu r e $159 $225 $221 $152 $66 S o ur c e : RAC m a n a g e men t . N o t e : (1) Base forecast assumes flat $1.50 RIN price. Includes Aria O&M, Archaea PEI and GCES.

Proj e cted EBI T DA Breakdown By P roject T ype S o ur c e : RAC m a n a g e men t . Note: EBITDA Bre ak d own ($mm) $39 $40 $40 $25 $36 $74 $107 $120 $17 $27 $30 $37 $5 $48 $49 $50 $5 $7 $7 $35 $7 $79 $131 $65 $140 $9 7 $239 $327 $395 $25 $28 $19 $21 $21 $21 $20 ($8) 2021E ($2) 2022E ($2) 2023E ($3) 2024E ($4) 2025E Aria Base Projects (RNG & Electric) Aria RNG Upgrade Projects Aria RNG Conversion Projects Additional RNG Development From Aria Assai (Archaea PA Project) Big Run (Archaea KY Project) Additional RNG Development From Archaea Other EBITDA and G&A (1) (1) Other EBITDA includes contributions from PEI, GCES, O&M, and EMRNG. 41

Pro Forma EBITDA Reconciliation

FY2020

	($ 000s)
Net Income	$8,000
Depreciation, amortization and accretion	23,000
Change in value of loss on derivative	(1,500)
Interest expense & financing charges	10,000
Non-recurring sales costs	500
Equity in income (loss) of JV's	(10,000)
Cash distribution from JV's	10,000
EBITDA	**$40,000**

Source: RAC management.
Note: EBITDA is a Non-GAAP financial measure we use to measure performance. See the section titled "Use of Non—GAAP Measures" in this presentation for more information. The closest GAAP financial measure is net income (loss). For the year ended December 31, 2020 our net income (loss) was $8.0 million. We have not yet completed our audit for the year ended 2020 and any GAAP measures included herein are subject to change based on the results of our audit.

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